February 27, 2023 FREYR 4Q and Full Year 2022 Earnings Call

Important notices Forward looking statements All statements, other than statements of present or historical fact included in this presentation, including, without limitation, regarding the Customer Qualification Plant (“CQP”) starting operations in 1Q 2023 and CQP machinery ramping of battery production in 2Q 2023; the development of 24M Technologies, Inc.’s technologies and their use in FREYR’s Gigafactories; FREYR’s ability to accelerate the Giga America project and realize the U.S. Inflation Reduction Act’s (“IRA”) expected benefits and growing energy storage system (“ESS”) opportunities; the progress of the development of the Giga Arctic facility; the IRA’s potential effect of triggering a policy response in the European Union and Norway; any illustrative or anticipated IRA project economics; the estimated size of state and local incentive packages for Giga America; the planned acceleration and anticipated benefits of fast-tracked projects developed in the U.S.; the projection that solar and wind will become leading sources of energy; the non-linear growth trajectories of long-term demand forecasts for battery storage; FREYR’s ability to build commercial progress in the electric vehicle market to augment FREYR’s traction in ESS; any expected effects of battery energy storage system (“BESS”); projected global cumulative BESS capacity and demand growth; and FREYR’s ability to (i) execute its business plan, (ii) create real option value, (iii) realize the anticipated results and success of FREYR’s strategic approach to capital formation, (iv) close multiple ongoing strategic and financial partner financing processes and (v) forge new strategic, operational and financial partnerships are forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FREYR’s control and are difficult to predict. Additional information about factors that could materially affect FREYR is set forth under the “Risk Factors” section in (i) FREYR’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on September 1, 2022 and (ii) FREYR’s annual report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2023, and available on the SEC’s website at www.sec.gov. Except as otherwise required by applicable law, FREYR disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Should underlying assumptions prove incorrect, actual results and projections could differ materially from those expressed in any forward-looking statements.

Today’s Agenda • Key messages • CQP spotlight • Update on Giga Arctic • Benefiting from 24M's technology and ecosystem • Positioned to leverage U.S. IRA and potential EU / Norwegian responses • Accelerating FREYR’s U.S. development • BESS demand growth update • FREYR is creating real option value • FREYR's expansion into commercial and passenger mobility • Financial update • Strategic priorities • Q&A

Key messages 5 Focused on rapidly de-risking FREYR’s business plan Announcing the official opening of the Customer Qualification Plant (CQP) on March 28th, 2023 FREYR has conducted extensive and successful testing of CQP equipment enabling ramp-up of battery production in 2Q 2023 CQP ramp-up of production will mark initial GWh scale production of the SemiSolidTM technology platform FREYR is deepening technical and commercial collaboration with 24M licensees to maximize CQP Customer Qualification Plant (CQP) Starting Up - Unlocking the SemiSolid™ Technology Platform at GWh Scale FREYR is Targeting Accelerated Giga America SOP in 2025 to Capture IRA Benefits and Growing ESS Opportunity Accelerating development in U.S. to maximize benefits of the IRA targeting 2025 Giga America start-up Surging ESS demand driven by U.S. Inflation Reduction Act (IRA) and energy security considerations in Europe FREYR's LFP-based SemiSolid™ platform is expected to offer superior performance for ESS applications at GWh scale Geographic Diversification and Market Optionality Provide a Profitable Growth Platform for FREYR FREYR has created real option value with parallel project development in Norway and U.S. catalyzed by CQP and IRA FREYR is working together with Norwegian authorities and institutions to for a localized response to IRA incentives FREYR is expanding into commercial and passenger mobility to augment early ESS success FREYR is positioning as a partner of choice with alternative technology providers opening up additional end markets Capital formation opportunities are broadening with strong interest from multiple strategic and financial partners

CQP starting up operations in 1Q 2023 6 Major milestone to unlock SemiSolidTM platform at giga scale FREYR announces the formal opening of the CQP on March 28th, 2023 The CQP is a core asset in the 24M ecosystem to validate performance of the SemiSolidTM technology platform at GWh scale FREYR is collaborating closely with 24M and co-licensees to optimize and further improve CQP performance and the SemiSolidTM platform Start and ramp-up of production at the CQP will catalyze key strategic milestones for FREYR and 24M licensees: Conversion of COAs to firm offtake agreements Condition Precedent for ongoing Project Financing Demonstrate improvements in production yields and speeds Unlocks FREYR’s GWh scale facilities in Norway and the U.S. Unlocks momentum for other 24M licensees in respective markets

Giga Arctic Update Construction ongoing in Mo i Rana Constructing one of Norway's largest buildings: Approximately 9,000 tons of concrete and 2,000 ton of rebar are in place for the foundations 2,500 tons of steel structures and 1,800 tons of concrete beams, floors and roofing in place Continued engineering ongoing: Continued improvement of layout, technical solutions and business case optimization based on product roadmap Interfaces between Production Line Equipment and optimization of Process Design in collaboration with all frame agreement contractors Continuous synergy capture, while enabling experience transfer and resource optimization with Giga America 7

Strategic alignment with 24M Technologies

FREYR is benefitting from deepening technical and commercial collaboration across the 24M licensee ecosystem



24m
24m

- FREYR is working together with licensee partners to bring next-generation SemiSolid™ technology to scale via FREYR's CQP
- Simplified SemiSolid™ manufacturing process enables energy, people, and capital efficient development of clean battery solutions at scale
- Electrochemistry flexible platform supports current and next-generation cell technologies
- Expanding SemiSolid™ commercial opportunity in electric mobility and passenger EV market underscored by recent Impact COA
- Strong interest from licensee partners to explore commercial opportunities together
- 24M commercial partners include:

FREYR, VW, AXXIVA 安瓦科技, ITOCHU, KYOCERA, Lucas TVS DRIVEN, FUJIFILM, GPSC

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Positioned to benefit from new policy tailwinds in batteries 9 U.S. Inflation Reduction Act likely to trigger a meaningful policy response from EU and Norway Production Tax Credits (PTCs) feature direct pay option ($35/kWh for cell production, $10/kWh for modules) Monetization of PTCs for ESS applications is expected to be a straightforward process Wave of new BESS projects in U.S. augmented by state and local incentives; customers' ITCs simplified and expanded Some potential customers have expressed their willingness to share a portion of their ITCs with FREYR IRA subsidies appear readily accessible in stationary battery storage market EU has presented the Green Deal Industrial Plan The plan aims to enhance the competitiveness of Europe's net-zero industry and introduces new regulatory framework Intended to extend and accelerate access to funding for net-zero projects Batteries are one of the key clean technologies in focus FREYR is actively engaging with key stakeholders in Norway and EU IRA subsidies have meaningfully altered the playing field and will improve project economics in a market short environment FREYR will continue measured pace of investment at Giga Arctic ahead of formalized IRA response from Norway and the EU

IRA will enhance FREYR’s project economics 10 EU & Norwegian responses expected to improve local project economics in a market short battery environment FREYR has created real option value by initiating parallel development of Giga Arctic and Giga America The quantum and accessibility of the IRA PTCs has meaningfully altered the relative and absolute return potential of U.S.-based projects The considerable impact to project economics from the IRA is catalysing localized responses from Europe and Norway to enhance project economics IRA and anticipated EU and Norwegian responses coincide with growing interest from strategic partners to participate in FREYR’s project development FREYR will continue capital spending on Giga Arctic at a measured pace in anticipation of a localized response to the IRA while project development at Giga America accelerates Illustrative IRA Project Economics Giga America Nameplate Capacity (GWh) 34 # of Production Lines 8 OEE Target1 83% Est. Production/Year at OEE Target (GWh) 28.22 45X Cell PTC ($/kWh) $35 45X Module PTC ($/kWh) $10 Cell PTC Cash Flow/Year ($MM) $988 Module PTC Cash Flow/Year ($MM) $282 Annual PTC Cash Flow/GWh of Namplate ($MM/GWh) $37 Implied Giga America Annual 45x PTC Cash Flow/Year ($MM) $1,270 1 OEE equates to proudction yield less equipment downtime.

Accelerating FREYR’s Development in U.S. 11 FREYR’s ambition is to maximize IRA incentives and to capture surging ESS demand Updated U.S. development plan summary Exploring fast-track options to establish rapid production at Giga America in 2025 as an initial part of the larger Giga Factory FREYR’s U.S. team is evaluating actions to optimize speed to market, product utility, and project economics Existing and expanding ESS customer base in urgent need of domestic cell supply Meaningful IRA incentives driving interest in project equity investment from strategic partners Benefits of fast-tracked U.S. development Fastest path to giga scale production and highest relative cash flow via participation in IRA incentives Focused on developing financing through pull- forward monetization of IRA PTCs with project level equity from strategic and/or financial sponsors Potential to circumvent lengthy project financing process Provides flexibility to maximize merchant sales exposure in undersupplied ESS market

Giga America update

Significant state and local incentive packages

Grants in process:

- Coweta County grant of $20MM approved on February 23rd with closing anticipated in short order
- Application nearing completion for $7MM state grant with final approval expected within 90 days

Tax abatement incentives:

- Closing of property tax abatement package of ~$230MM over 20 years completed after passing public hearing
- Documentation received and in process for State tax abatement package of ~$140MM

Total incentive package of ~$410MM over multiple phases based on estimated long-term capex of ~$2.6B

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FREYR

BESS is the essential net zero enabling technology

Use cases for batteries across the future energy system underpin exponential demand growth forecasts

BESS demand growth potential is underappreciated

- Solar and wind displace all other sources of energy because of their inherent zero marginal cost structure, and they become dispatchable when paired with battery storage
- Nearly 140 GW of storage projects are in the California interconnection queue, which exceeds BNEF's cumulative U.S. storage installation forecast through 2030[1]
- Behind-the-meter installations create potential to establish distributed power to supplemental utility scale generation
- Distributed battery storage is a precursor to establishing virtual power plants



Battery
Solar
Wind
Hydro
Nuclear
Fossil
Transmission grid
Distribution grid
Battery
Solar
Wind
Solar
Battery
Industry
Electric aviation
Electric road freight
Electric shipping
Charging infrastructure
Battery
Battery
Rooftop PV
EV

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[1] B of A Securities February 10, 2023, equity research note.

BESS demand is surging and consistently underestimated As witnessed previously in several sectors, and illustrated below by solar pv deployments, technology shifts evolve exponentially after reaching tipping points in system effects System effects result not only from the technology itself, but also from macro and industry developments that accelerate adoption Battery energy storage system effects include: Development of correlated technologies such as renewables generation Reprioritization of capital allocation priorities by large energy companies Emergence of next-generation electricity grid solutions Increasingly ambitious climate policy initiatives Navigation of technological learning curves Paradigm shifts in energy economics Long-term demand forecasts for battery storage reaching non-linear growth trajectories Global Cumulative BESS Capacity (BNEF 2017 – 2022), GW NZE: Net Zero Emissions, APS: Announced Pledges Scenario, LCR: Low-Cost Renewables Source: IEA World Energy Outlook, BNEF Battery Storage Market Outlook, EIA Annual Energy Outlook Global Cumulative BESS Capacity (IEA WEO 2021 – 2023), GW 9 13Source: Carbon Brief Likely trajectory? IEA solar deployment forecast (WEO 2009-2020) G W a d d e d p e r y e a r, n e t o f re ti re m e n ts 2022 update IEA solar deployment forecast (WEO 2009-2020), GW added per year 459% 289% 14

FREYR is creating real option value

Strategic flexibility to pursue evolving geographic and end market opportunities in parallel

Norway → Giga Arctic

- FREYR is working with various stakeholders to develop a localized response to the U.S. IRA incentives
- Giga Arctic will be using 100% clean electricity at prices which are amongst the most competitive globally
- Industrial heritage with skilled workforce enabling strong project execution and operational excellence
- Continuing to deploy capital expenditures at measured pace to develop Giga Arctic and optimize potential uplift in project economics from anticipated IRA response
- Letter of intent received from Eksfin indicating a guarantee of up to €400 million for Giga Arctic as part of in-progress project financing process

United States → Giga America

- Inflation Reduction Act
  - **$35 / kWh** Battery cell production tax credit
  - **$10 / kWh** Battery module production tax credit
  - **10%** Separate tax credits for critical materials and active cathode / anode materials
  - FREYR customers can claim 30%+ ITC on stand-alone BESS projects

  → **Direct pay option through 2032**
- 24M brings U.S.-based technology
- Leveraging the Norwegian Industrial heritage
- Growth in key demand center amplified by IRA
- ~$410 million gross financial incentive package from State of Georgia and Coweta County for Giga America

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FREYR

Gaining traction in commercial and passenger EV verticals 16 Inaugural E-mobility COA signed and partnership discussions deepening with OEMs Announced COA with Impact Clean Power Technology in January to supply 10 – 14 GWh of next-generation cells Clean battery cell solutions will be based on the 24M platform for European commercial vehicle applications The cell form factor is identical to the fit-for-purpose ESS cells available for testing at the CQP in 2Q 2023 COA validates the broader applicability of 24M’s SemiSolidTM technology platform for e-mobility markets Engaged in advanced technical discussions with multiple OEMs for potential demand of 50-100 GWh per year FREYR is uniquely positioned as an LFP-focused cell producer with giga scale projects underway in Norway and the U.S. Commercial E-mobility Passenger EVs Building commercial progress in EV market to augment FREYR’s traction in ESS

Financial update FREYR Full-Year 2022 Cash Bridge Maintained high level of liquidity and while advancing FREYR’s development throughout the year Strong Liquidity and Balance Sheet Ended 4Q 2022 with $563 million of cash 2022 CapEx focused on the CQP, Giga Arctic and the U.S. site purchase Capital Allocation Priorities Evaluating options to accelerate capital deployment in the U.S. targeting 2025 startup to capture as much of the IRA as possible Proceeding at measured pace with capital spending at Giga Arctic in anticipation of EU and Norwegian response to IRA FREYR’s Strategic Approach to Capital Formation Strong interest from potential strategic, industrial and financial partners at project and corporate levels; discussions ongoing Engaging with relevant governmental entities to access financing solutions including direct loans, grants, and incentive packages Giga Arctic project financing progressing in anticipation of CQP ramp-up and Norwegian IRA response 17

Key Priorities Start Operations of CQP in 1Q 2023 and accelerate sample cell production Focused on delivery of FREYR’s strategic objectives on the path to giga scale production Accelerate investment in U.S. to maximize the financial and strategic benefits of the IRA Optimize economic value of subsidies while developing Giga Arctic and Giga America in parallel Close ongoing strategic and financial partner processes including financing to further fund our growth Forge new strategic, operational and financial partnerships for giga scale production of clean batteries Validate and scale technology; finance and execute FREYR’s business plan 18

Q&A